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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ----------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 27, 1999
                                                        ---------------

                         INTELLIGENT LIFE CORPORATION
                   ----------------------------------------
              (exact name of registrant as specified in chapter)


           Florida                    0-25681                    65-0423422
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(State or other jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)


          11811 U.S. Highway One
               Suite 101
         North Palm Beach, Florida                           33408
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                                                           (zip code)

     Registrant's telephone number, including area code:   (561) 627-7330
                                                        -----------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

     On August 27, 1999, Intelligent Life Corporation, a Florida corporation ("ILIF") acquired certain assets and assumed certain liabilities of Green Magazine, Inc., a Delaware corporation ("Green"), pursuant to an Asset Purchase Agreement, dated as of August 27, 1999, by and among ILIF, Green Magazine, Inc., Kenneth A. Kurson, John F. Packel and James Michaels (the "Agreement"). Pursuant to the Agreement, ILIF acquired the rights to all agreements, contracts, commitments, licenses, copyrights, trademarks and the subscriber/customer list of Green. Kenneth A. Kurson and John F. Packel were also employed by ILIF. The acquisition will be accounted for under the purchase method of accounting.

     The total consideration paid by ILIF in connection with the acquisition was approximately $784,000 consisting of $200,000 in cash and 100,000 unregistered shares of ILIF common stock valued at approximately $584,000.

     The total consideration paid by ILIF was determined through arms length negotiations between representatives of ILIF, Kenneth A. Kurson, John F. Packel and James Michaels. Neither ILIF nor any of its affiliates had, nor to the knowledge of ILIF, did any director or officer or any associate of any such director or officer of ILIF, have any material relationship with Green, Kenneth
A. Kurson, John F. Packel or James Michaels prior to this acquisition.

     Green delivers personal finance and investment advice through its magazine publication and through Kenneth A. Kurson's appearances on national broadcast media. ILIF intends to continue to use the assets acquired to conduct this business and to refine its editorial message on theWhiz.com (www.theWhiz.com), its personal finance Web site.

     The description of the Agreement contained herein, which is filed as an exhibit to this Form 8-K, does not purport to be complete and is qualified in its entirety by the provisions of the Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) The required financial statements will be filed by amendment not later than 60 days after the date of this report.

     (b) The required pro forma financial information will be filed by amendment not later than 60 days after the date of this report.

     (c)       Exhibits:

          2.1 Asset Purchase Agreement, dated August 27, 1999, by and among Intelligent Life Corporation, Green Magazine, Inc., Kenneth A. Kurson, John F. Packel and James Michaels.
          99.1 Text of Press Release of Intelligent Life Corporation dated August 30, 1999

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           INTELLIGENT LIFE CORPORATION


                           /s/ Robert J. DeFranco
                           ----------------------------
Date:  September 10, 1999  Robert J. DeFranco

                           Vice President - Finance and Chief Accounting Officer




                                 EXHIBIT INDEX

Exhibit
-------
2.1 Asset Purchase Agreement, dated August 27, 1999, by and among Intelligent Life Corporation, Green Magazine, Inc., Kenneth A. Kurson, John F. Packel and James Michaels

99.1      Text of Press Release of Intelligent Life Corporation dated August 30,
          1999

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